UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2003

FOSTER WHEELER LTD.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31305	22-3802649
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey	08809-4000
(Address of Principal Executive Offices)	(Zip Code)

(908) 730-4000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

The information in this Form 8-K/A replaces in its entirety the information included and incorporated in the Current Report on Form 8-K filed by Foster Wheeler Ltd. on July 15, 2003. The information contained in Exhibits 99.1 and 99.2 is hereby incorporated into Item 5 by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

DATE: December 19, 2003	By:	/s/ Lisa Fries Gardner

Name: Lisa Fries Gardner
Title: Vice President & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Financial Statements for the periods ending December 27, 2002.
99.2	Consent of Independent Accountants.